Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Earth Biofuels, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Darren Miles, Chief Financial Officer of the Company, certify that:
3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DARREN MILES

Darren Miles
Chief Financial Officer

May 3, 2007
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.